Exhibit 3.50

[ILLEGIBLE]

[ILLEGIBLE]

STATE OF SOUTH CAROLINA
SECRETARY OF STATE

ARTICLES OF INCORPORATION

FOR A
PROFESSIONAL CORPORATION

1.                                       The name of the proposed corporation is R. Steven Bass, M.D., P.A.

Choose one of the following: [   ] Professional Corporation, [   ] P.C., [   ] PC, [   ] Professional Association, [XX] P.A., [   ] PA, [   ] Service Corporation, [   ] Chartered

2.                                       This corporation is a Professional Corporation governed by Chapter 19, Title 33, of the 1976 South Carolina Code, as amended.

This corporation is also a Statutory Close Corporation governed by Chapter 18, Title 33 of the 1976 South Carolina Code, as amended.

3.                                       The corporation’s purpose shall be to render the following professional services: to engage in the Practice of medicine & radiation therapy and to do any and all acts necessary or desirable incidental to or connected therewith, and to invest its funds in real estate, mortgages, stocks, bonds, or any other type of investment and own real or personal property necessary or appropriate to the rendering of such professional services.

4.                                       The initial registered office of the corporation is

4708 Oleander Drive
	Street & Number
Myrtle Beach	Horry	29577
City	County	Zip Code

and the initial registered agent at such address is R. Steven Bass, M.D.

5.                                       The corporation is authorized to issue shares of stock as follows. Complete (a) or (b), whichever is applicable:

a.                                       ☒               The corporation is authorized to issue a single class of shares, the total number authorized is:  100,000

b.                                      ☐                 If the corporation is authorized to issue more than one class of shares, complete the following:

Class of Shares	Authorized No. of Each Class

If shares are divided into two or more classes or if any class of shares is divided into series within a class, the relative rights, preferences, and limitations of the shares of each class, and of each series within a class, are as follows:

6.                                       The existence of the corporation shall begin when these articles are filed with the Secretary of State unless a delayed date is indicated (See, Section 33-1-230(b)):

7.                                       The optional provisions which the corporation elects to include in the articles of incorporation are as follows (See § 33-2-102 and the applicable comments thereto; and 35-2-105 and 35-2-221 of the 1976 South Carolina Code):

“A.                             The provisions of Sections 33-18-110 and 33-18-120, governing restrictions on the transfer of shares of the professional corporation shall not apply.”

“B.                             This professional corporation shall not have a board of directors, and all of the powers, duties, and rights of the board of directors shall be exercised by the shareholders.”

8.                                       The name and address and signature of each incorporator is as follows (only one is required):

Name	Address	Signature

R. Steven Bass, M.D.	4708 Oleander Drive	/s/ R. Steven Bass
Myrtle Beach, SC 29577

9.                                       I, R. Michael Munden, an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of Chapter 2, Title 33 of the 1976 South Carolina Code relating to the articles or incorporation.

Date:	February 4, 1992	/s/ R. Michael Munden
(Attorney’s Signature)

R. Michael Munden
(Type or Print Attorney’s Name)

		Address	1000-29th Avenue North Myrtle Beach, SC 29577

CERTIFIED TO BE A TRUE AND CORRECT COPY	Jim Miles	4
AS TAKEN FROM AND COMPARED WITH THE	SECRETARY OF STATE
ORIGINAL ON FILE IN THIS OFFICE	FILED
JUN 18 2002
MAY 07 2012	AM PM

/s/ Mark Hammond	7 8 9 10 11 12 1 2 3 4 5 6
SECRETARY OF STATE OF SOUTH CAROLINA

STATE OF SOUTH CAROLINA
SECRETARY OF STATE

ARTICLES OF AMENDMENT

TYPE OR PRINT CLEARLY IN BLACK INK

Pursuant Section 33-10-106 of the 1976 South Carolina Code of Laws, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.                    The name of the corporation is R. Steven Bass, M.D., P.A.

2.                    Date of Incorporation June 12, 1992

3.                    Agent’s Name and Address R. Steven Bass, 4708 Oleander Drive, Myrtle Beach, SC

4.                    On May 31 2002, the corporation adopted the following Amendment(s) of its Articles of Incorporation: (Type or attach the complete text of each Amendment)

The Professional Corporation will change its name from “R. Steven Bass, M.D., P.A. to Carolina Regional Cancer Center, P.A.”

5.                    The manner, if not set forth in the Amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert “not applicable” or “NA”).

N/A

6.                    Complete either “a” or “b”, whichever is applicable.

a.               ☒          Amendment(s) adopted by shareholder action,
At the date of adoption of the Amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:

Voting	Number of Outstanding	Number of Votes Entitled	Number of Votes Represented at	Number of Undisputed* Shares
Group	Shares	to be Cast	the meeting	For	or	Against
Common	1,000	1,000	1,000	1,000		0

02-032252CC

R. Steven Bass, M.D., P.A.
Name of Corporation

*NOTE: Pursuant to Section 33-10-106(6)(i) of the 1976 South Carolina Code of Laws, as amended, the corporation can alternatively state the total number of disputed shares cast for the amendment by each voting group together with a statement that the number of cast for the amendment by each voting group was sufficient for approval by that voting group.

b.              ☐            The Amendment(s) was duly adopted by the incorporators or board of directors without shareholder approval pursuant to Section 33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South Carolina Code of Laws, as amended, and shareholder action was not required.

7.                    Unless a delayed dated is specified, the effective date of these Articles of Amendment shall be the date of acceptance for filing by the Secretary of State (See Section 33-1-230(b) of 1976 South Carolina Code of Laws, as amended)

Date	[ILLEGIBLE]	R. Steven Bass, M.D., P.A.
Name of Corporation

/s/ R. Steven Bass
Signature

R. Steven Bass, M.D., President
Type or Print Name and Office

FILING INSTRUCTIONS

1                       Two copies at this form the original and either a duplicate original or a conformed copy, must by filed.

2                       If the space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form

3                       Filing fees and taxes payable to the Secretary of State at time of filing application.

Filing Fee	$10.00
Filing tax	100.00
Total	$110.00

Return to Secretary of State
P O Box 11350
Columbia, SC 29211

Form Revised by South Carolina

Secretary of State, January 2000

CERTIFIED TO BE A TRUE AND CORRECT COPY
AS TAKEN FROM AND COMPARED WITH THE
ORIGINAL ON FILE IN THIS OFFICE

MAY 07 2012

/s/ Mark Hammond
SECRETARY OF STATE OF SOUTH CAROLINA

STATE OF SOUTH CAROLINA
SECRETARY OF STATE

ARTICLES OF AMENDMENT

TYPE OR PRINT CLEARLY IN BLACK INK

Pursuant Section 33-10-106 of the 1976 South Carolina Code of Laws, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.                    The name of the corporation is Carolina Regional Cancer Center, P.A.

2.                    Date of Incorporation June 12, 1992

3.                    Agent’s Name and Address R. Steven Bass, 4708 Oleander Dr, Myrtle Beach, SC 29577

4.                    On April, 2010, the corporation adopted the following Amendment(s) of its Articles of Incorporation: (Type or attach the complete text of each Amendment)

See attached.

5.                    The manner, if not set forth in the Amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, Insert “not applicable” or “NA”).

NA

6.                    Complete either “a” or “b”, whichever is applicable.

a.               ☒          Amendment(s) adopted by shareholder action.
At the date of adoption of the Amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:

Voting	Number of Outstanding	Number of Votes Entitled	Number of Votes Represented at	Number of Undisputed* Shares
Group	Shares	to be Cast	the meeting	For	or	Against
Common	1,000	1,000	1,000	1,000		0

100430-0152	FILED 04/30/2010
CAROLINA REGIONAL CANCER CENTER, INC.
Filing Fee $110.00 ORIG
Mark Hammond	South Carolina Secretary of State

Carolina Regional Cancer Center, P.A.
Name of Corporation

*NOTE: Pursuant to Section 33-10-106(6)(i) of the 1976 South Carolina Code of Laws, as amended, the corporation can alternatively state the total number of disputed shares cast for the amendment by each voting group together with a statement that the number of cast for the amendment by each voting group was sufficient for approval by that voting group.

b.              ☐            The Amendment(s) was duly adopted by the incorporators or board of directors without shareholder approval pursuant to Section 33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South Carolina Code of Laws, as amended, and shareholder action was not required.

7.                    Unless a delayed dated is specified, the effective date of these Articles of Amendment shall be the date of acceptance for filing by the Secretary of State (See Section 33-1-230(b) of 1976 South Carolina Code of Laws, as amended) May 3, 2010 at 12:01 a.m.

Date	April 30, 2010	Carolina Regional Cancer Center, P.A.
Name of Corporation

/s/ R. Steve Bass
Signature

R. Steve Bass, President
Type or Print Name and Office

FILING INSTRUCTIONS

1.                    Two copies of this form, the original and either a duplicate original or a conformed copy, must by filed.

2.                    If the space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form.

3.                    Filing fees and taxes payable to the Secretary of State at time of filing application.

Filing Fee	$10.00
Filing tax	100.00
Total	$110.00

Return to: Secretary of State
P.O. Box 11350
Columbia, SC 29211

Form Revised by South Carolina

Secretary of State, January 2000

Amendments to the Articles of Incorporation of Carolina Regional Cancer Center, P.A.

1.                                       Article One, which reads as follows, “The name of the corporation is Carolina Regional Cancer Center, P.A.”, is amended to read as follows, “The name of the corporation is Carolina Regional Cancer Center, Inc.”

2.                                       Article Two, which reads as follows, “This corporation is a Professional Corporation governed by Chapter 19, Title 33, of the 1976 South Carolina Code, as amended.”, is amended to read as follows, “This corporation is a statutory close corporation governed by Chapter 18, Title 33 of the 1976 South Carolina Code, as amended.”

3.                                       Article Three, which reads as follows, “The corporation’s purpose shall be to render the following professional services: to engage in the practice of medicine & radiation therapy and to any and all acts necessary or desirable incidental to or connected therewith, and to invest its funds in real estate, mortgages, stocks, bonds, or any other type of investment and own real or personal property necessary or appropriate to the rendering of such professional services.”, is amended to read as follows, “The corporation’s purpose shall be to engage in any lawful business.”

CERTIFIED TO BE A TRUE AND CORRECT COPY
AS TAKEN FROM AND COMPARED WITH THE
ORIGINAL ON FILE IN THIS OFFICE

MAY 07 2012

[ILLEGIBLE]
SECRETARY OF STATE OF SOUTH CAROLINA

SOUTH CAROLINA
SECRETARY OF STATE

CONVERSION OF A CORPORATION
TO A LIMITED LIABILITY COMPANY

ARTICLES OF ORGANIZATION

TYPE OR PRINT CLEARLY IN BLACK INK	FILING FEE: $110.00

**  Conversion of an entity can result in tax consequences for the entity, Please consult a tax professional such as a CPA or qualified attorney before filing for conversion.

The following corporation hereby converts to a limited liability company pursuant to the provisions of Section 33-11-111 and Section 33-11-112 of the 1976 South Carolina Code of Laws, as amended, by filing these articles of organization.

1.          The name of the limited liability company is:

Carolina Regional Cancer Center, LLC

2.          The initial agent for service of process is:

Corporation Service Company

Name

and the street address in South Carolina for this agent for service of process is

5000 Thurmond Mall Boulevard
	Street Address
Columbia	SC	29201
City	State	Zip Code

3.          The former name of this limited liability company while a corporation was:

Carolina Regional Cancer Center, Inc.

4.          a. The number of votes by the shareholders (entitled to vote) which were cast “for” the conversion was: 1

b. The number of votes by the shareholders (entitled to vote) which were cast “against” the conversion was: 0

c. If this was less than a unanimous vote “for” conversion, specify either the number or percentage of votes required to approve the conversion: no

Specify whether “number” of “percentage”

d. If voting by voting group is required, the above Information must be provided for each voting group entitled to vote separately on the conversion.

6.                             The address of the initial designated office is

2270 Colonial Boulevard
	Street Address

Fort Myers	FL	33907
City	State	Zip Code

100604-0192	FILED 06/04/2010
CAROLINA REGIONAL CANCER CENTER, LLC
Filing Fee $110.00 ORIG
Mark Hammond	South Carolina Secretary of State

Carolina Regional Cancer Center, LLC
Name of Limited Liability Company

6.	The name and mailing address of each organizer:

	a.	Jeffrey A. Pakrosnis
Name

2270 Colonial Boulevard
Address

Fort Myers, FL 33907
		City	State	Zip Code

b.
Name

Address

		City	State	Zip Code

c.
Name

Address

		City	State	Zip Code

7.	☐ Check this box if the company is to be a term company. If so, provide the term specified:

8.	☒ Check this box only if management of the limited liability company is vested in a manager or managers. If this company is to be managed by managers, specify the name and address of each manager:

	a.	Daniel E. Dosoretz, M.D.
Name

2270 Colonial Boulevard
Business Address

Fort Myers, FL 33907
		City	State	Zip Code

	b.	Michael J. Katin, M.D.
Name

2270 Colonial Boulevard
Business Address

Fort Myers, FL 33907
		City	State	Zip Code

Carolina Regional Cancer Center,LLC
Name of Limited Liability Company

c.
Name

Business Address

		City	State	Zip Code

9.

☐ Check this box only if one or more members of the company are to be held liable for its debts and obligations pursuant to § 33-44-303(c) of the 1976 South Carolina Code of Laws, as amended. If one or more members are so liable, specify which members and of which debts, obligations or liabilities such members are liable in their capacity as members:

10.

Set forth any optional provisions not inconsistent with law the limited liability company wishes to include in its operating agreement including any provisions that are required or are permitted to be set forth in the operating agreement:

11.

Unless a delayed effective date is specified the existence of the limited liability company will be effective when endorsed for filing by the Secretary of State. Specify any delayed effective date and time:

12.	The articles of Incorporation of the corporation will be cancelled as of the effective date of this filing.

13.	Name and signature of each organizer:

	a.	Jeffrey A. Pakrosnis
Name

/s/ Jeffrey A. Pakrosnis
Signature

b.
Name

Signature

Carolina Regional Cancer Center, LLC
Name of Limited Liability Company

c.
Name

Signature

Date	5/28/10

FILING INSTRUCTIONS

1.	File two copies of this form, the original and either a duplicate or conformed copy.

2.	If space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form.

3.	This form must he accompanied by the filing fee of $110.00 payable to the Secretary of State and a self-addressed, stamped envelope.

4.	Send to:	Secretary of State
P.O. Box 11360
Columbia, SC 29211

5.	If the corporation owns real property in South Carolina, notice of this name change must be filed in the register of deeds office of the county where the property is located. S.C, Code § 33-11-112(c)

Form Revised by South Carolina
Secretary of State, September 2004